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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   JANUARY 14, 2005
DATE OF EARLIEST EVENT REPORTED:    JANUARY 14, 2005

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                        001-15395                  52-2187059
 (State or other            (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                          Identification Number)
incorporation or
  organization)

                               11 WEST 42ND STREET
                               NEW YORK, NY 10036
                    (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (212) 827-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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Item 1.01. Entry Into A Material Definitive Agreement.

      On January 14, 2005, pursuant to the Registrant's Amended and Restated 1999 Stock Incentive Plan (the "Plan"), the Registrant adopted a form of Restricted Stock Award Agreement (the "Award Agreement") to be used as the template for future restricted stock grants awarded under the Plan, unless otherwise determined by the committee that administers the Plan. The Award Agreement is filed as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

      Exhibit     Description
        10.1      Form of Restricted Stock Award Agreement for use under the
                  Martha Stewart Living Omnimedia, Inc. Amended and Restated
                  1999 Stock Incentive Plan

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Dated: January 14, 2005


                                        MARTHA STEWART LIVING OMNIMEDIA, INC.

                                        By:  /s/ James Follo
                                             Executive Vice President, Chief
                                             Financial and Administrative
                                             Officer
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                                INDEX OF EXHIBITS

Exhibit No.                          Description
-----------                          -----------
  10.1            Martha Stewart Living Omnimedia, Inc. Amended and Restated
                  1999 Stock Incentive Plan Restricted Stock Award Agreement